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EXHIBIT 24

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ John D. Johns John D. Johns
(President, Chief Executive Officer and Chairman of the Board)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ Vanessa Leonard Vanessa Leonard
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ William A. Terry William A. Terry
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Jan Ehrhardt Jan Ehrhardt
/s/ John J. McMahon, Jr. John J. McMahon, Jr.
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ Malcolm Portera Malcolm Portera
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ H. Corbin Day H. Corbin Day
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ J. Gary Cooper J. Gary Cooper
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ James S. M. French James S. M. French
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ Thomas L. Hamby Thomas L. Hamby
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ W. Michael Warren, Jr. W. Michael Warren, Jr.
(Director)

PROTECTIVE LIFE CORPORATION
2801 Highway 280 South
Birmingham, Alabama 35223

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS that the undersigned Officer and/or Director of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints John D. Johns, Deborah J. Long and Richard J. Bielen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in his respective name as Officer and/or Director of the Corporation (both in such capacity and in capacities necessary for the execution of documents in his name on behalf of the Corporation in its capacity (i) the Common Security Holder (as defined in the Declaration of Trust, dated as of December 26, 2002), of PLC Capital Trust VI, a statutory trust established under Delaware law ("PLC Capital") or (ii) as a trustee or sponsor of, limited or general partner in, or holder of interests in, PLC Capital Trusts VII, VIII, and/or IX (statutory trusts established or to be established under the laws of the State of Delaware (the "Capital Trusts")), or (iii) a trustee or sponsor of, limited or general partner in, or of any other trust, partnership or other entity established by the Corporation in connection with or for the purpose of facilitating the offering or issuance of securities (together with PLC Capital and the Capital Trusts, a "PLC Entity")) one or more Registration Statements on Form S-3 of the Corporation and, if applicable, PLC Capital and/or any other PLC Entity to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b), and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the debt securities, common stock, preferred stock, or purchase contracts of the Corporation, the common or preferred securities of PLC Capital and/or interests in any other PLC Entity, and related guarantees or backup undertakings of the Corporation to be offered to the public, and the undersigned hereby ratifies and confirms all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 2nd day of August, 2004.

WITNESS:

/s/ Deborah J. Long Deborah J. Long
/s/ Donald M. James Donald M. James
(Director)

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  EXHIBIT 24